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                                                                   EXHIBIT 10.58

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into this 30th day of June, 2003, by and among REMINGTON ARMS COMPANY, INC., a Delaware corporation ("Remington"); RA FACTORS, INC., a Delaware corporation ("Factors"; together with Remington, the "Borrowers" and individually a "Borrower"); WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association with an office at 191 Peachtree Street, Atlanta, Georgia 30303, in its capacity as administrative and collateral agent (together with its successors on such capacity, "Agent") for various financial institutions ("Lenders"), and Lenders.

                                    Recitals:

     Agent, Lenders and Borrowers are parties to a certain Credit Agreement dated January 24, 2003 (as at any time amended, the "Credit Agreement") pursuant to which Lenders have made certain revolving credit loans to Borrowers.

     The parties desire to amend the Credit Agreement as hereinafter set forth.

     NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

     2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

        (a) by deleting Section 10.3.2 of the Credit Agreement in its entirety and by substituting in lieu thereof the following:

            10.3.2 Average Consolidated Net Funded Debt to EBITDA Ratio. Maintain (i) an Average Consolidated Net Funded Debt to EBITDA Ratio of no more than 5.25 to 1.0 during the Borrowers' Fiscal Quarter ending June 30, 2003, and for the period from July 1, 2003 through September 29, 2003, and (ii) at all times other than during the Borrowers' Fiscal Quarter ending June 30, 2003 and the period from July 1, 2003 through September 29, 2003, maintain an Average Consolidated Net Funded Debt to EBITDA Ratio of no more than 5.0 to 1.0.

        (b) by deleting Section 15.4 of the Credit Agreement in its entirety and by substituting in lieu thereof the following:

            15.4 Modification of Agreement. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by each Borrower, Agent and each Lender (or except as otherwise

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        expressly allowed by Section 13.9); provided, however, that no consent, written or otherwise, of Borrowers shall be necessary or required in connection with any amendment of any of the provisions of
        Section 13 (other than Section 13.7 and 13.9) or any other provision of this Agreement that affects only the rights, duties and responsibilities of Lenders and Agent as among themselves so long as no such amendment imposes any additional obligations on Borrowers.

     3. Ratification and Reaffirmation. Each Borrower hereby ratifies and reaffirms the Obligations, each of the Credit Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Credit Documents.

     4. Acknowledgments and Stipulations. Each Borrower acknowledges and stipulates that the Credit Agreement and the other Credit Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof, except as the enforceability thereof may be limited by laws relating to Insolvency Proceedings or other similar laws of general application affecting the enforcement of creditors' rights generally or by general equitable principles; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by each Borrower); the Liens granted by each Borrower in favor of Agent are first priority Liens, subject only to those Permitted Liens which are expressly permitted by the terms of the Credit Documents to have priority over the Liens of Agent; and, as of the close of business on June 27, 2003, the unpaid principal amount of the Revolver Loans totaled $65,600,000, and the face amount of outstanding Letters of Credit totaled $3,642,750.

     5. Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by each Borrower in the Credit Agreement are true and correct in all material respects on and as of the date hereof after giving effect to this Amendment (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date).

     6. Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     7. Breach of Amendment. This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.


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     8. Expenses of Agent and Lenders. Each Borrower agrees to pay, on demand, all reasonable costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Credit Documents executed pursuant hereto, including, without limitation, the reasonable costs and fees of Agent's and Lenders' legal counsel.

     9. Effectiveness; Governing Law. This Amendment shall be effective upon execution and delivery by Borrowers and acceptance by Agent and the Required Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of New York (without giving effect to the conflict of laws principles thereof, other than Section 5-1401 of the New York General Obligations Law).

     10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     11. No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Credit Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

     12. Counterparts; Telecopied Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     13. Further Assurances. Each Borrower agrees to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     14. Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     15. Release of Claims. To induce Agent and Lenders to enter into this Amendment, Borrower hereby releases, acquits and forever discharges Agent and Lenders, and all officers, directors, agents, employees, successors and assigns of Agent and Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, that are known to either Borrower as of the date of this Amendment, or that either Borrower should have reasonably known, arising under or in connection with any of the Credit Documents. Each Borrower represents and warrants to Lender that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against Agent or any Lender.


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     16. Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                         REMINGTON ARMS COMPANY, INC.
                                         ("Borrower")

                                         By: /s/ Mark Little
                                             ----------------------------
                                             Title: Executive Vice President,
                                                    Chief Financial Officer,
                                                    Chief Administrative Officer
                                                    ---------------------------
                                         RA FACTORS, INC.
                                         ("Borrower")

                                         By: /s/ Mark Little
                                             ----------------------------
                                             Title: President
                                                    ---------------------

                    [Signatures continued on following page]

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                                           WACHOVIA BANK,
                                           NATIONAL ASSOCIATION, as Agent
                                           and Lender

                                           By: /s/ Brian R. O'Fallon
                                               -----------------------------
                                               Title: Director
                                                      ----------------------

                                           FLEET CAPITAL CORPORATION,
                                           as Lender

                                           By: /s/ Kristina Lee
                                               -----------------------------
                                               Title: Vice President
                                                      ----------------------

                                           NATIONAL CITY COMMERCIAL
                                           FINANCE, INC., as Lender

                                           By: /s/ William E. Welsh, Jr.
                                               -----------------------------
                                               Title: Officer
                                                      ----------------------

                                           HSBC BANK USA, as Lender

                                           By: /s/ Robert A. Markowski
                                               -----------------------------
                                               Title: Vice President
                                                      ----------------------

                                           MANUFACTURERS AND TRADERS
                                           TRUST COMPANY, as Lender

                                           By: /s/ Timothy P. McDevitt
                                               -----------------------------
                                               Title: Vice President
                                                      ----------------------